UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

(Amendment No.  )

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

BEASLEY BROADCAST GROUP, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

3033 Riviera Drive

Suite 200

Naples, Florida 34103

(239) 263-5000

NOTICE OF ACTION TAKEN PURSUANT TO WRITTEN CONSENT OF STOCKHOLDERS AND INFORMATION STATEMENT

This Information Statement is dated May 15, 2026 and is first being provided to our stockholders on or about May 15, 2026.

To the stockholders of Beasley Broadcast Group, Inc.:

This Notice and accompanying Information Statement are being furnished to inform our stockholders that on May 1, 2026, the holders of a majority of the issued and outstanding shares (together, the “Majority Stockholders”) of Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”), and Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”, and, together with the Class A Common Stock, the “Common Stock”) of Beasley Broadcast Group, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), acted by written consent, in lieu of a meeting of stockholders pursuant to Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”), to adopt certain amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) in the form attached hereto as Appendix A (the “Certificate of Amendment”).

The Board of Directors of the Company (the “Board”) approved the filing of the Certificate of Amendment in connection with the Company’s entry into an Amended and Restated Transaction Support Agreement, dated as of April 27, 2026, by and among the Company and certain debtholders thereto (as may be amended, restated, supplemented, or otherwise modified from time to time, the “Transaction Support Agreement”). The Certificate of Amendment implements certain governance and structural provisions required under the Transaction Support Agreement through the addition of provisions to the Certificate of Incorporation, specifically that:

(i)

The Company shall not, and shall not authorize or permit any of its affiliates to, initiate any insolvency or similar proceeding, including, without limitation, any bankruptcy filing of the Company or its affiliates, without the unanimous approval of the Board of Directors, which shall for the avoidance of doubt include the approval of the Initial 2L Supporting Holder Director (or any successor Independent 2L Director so selected). Promptly following the filing of the Certificate of Amendment, the Company shall file the required FCC Applications as set forth in Section 8(m) of the Transaction Support Agreement.

(ii)

Upon receipt by the Company of a Notice of Conversion delivered in accordance with the Transaction Support Agreement, the Company shall effect the Equity Conversion by issuing shares of its Class A Common Stock and Class B Common Stock to the holders entitled thereto pursuant to Section 8(k) of the Transaction Support Agreement, effective on the date that is the later of (A) the earlier of (x) December 31, 2027 (or the Springing Maturity Date, as applicable) or (y) the date on which an Event of Default has occurred and is continuing as determined in accordance with Section 8(o) of the Transaction Support Agreement, or (B) the date on which all required approvals of the Federal Communications Commission and all other required governmental or regulatory approvals in connection with the Equity Conversion have been duly obtained and remain in full force and effect.

Capitalized terms used but not defined shall have the meanings ascribed to them in the Transaction Support Agreement. All necessary corporate approvals in connection with the Certificate of Amendment have been obtained.

Please review the Information Statement accompanying this Notice for a more complete description of the Certificate of Amendment.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Board has unanimously determined that it is advisable and in the best interests of the Company and its stockholders to approve and adopt the Certificate of Amendment in connection with the Company’s entry into the Transaction Support Agreement. On May 1, 2026, the Majority Stockholders acted by written consent to approve and adopt the Certificate of Amendment.

Because the matters set forth in this Notice and the accompanying Information Statement have been duly authorized and approved by the Company’s Board and, to the extent necessary, by the written consent of the Majority Stockholders, we have not solicited, and will not be soliciting, your authorization or approval of the Certificate of Amendment. We are furnishing this Notice and the accompanying Information Statement solely to provide you with material information concerning the actions taken in connection with the written consent of the Majority Stockholders in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Notice and the accompanying Information Statement also constitute notice to you under Section 228 of the DGCL of the taking of corporate actions without a meeting by less than unanimous written consent of the Company’s stockholders.

May 13, 2026 is the record date for the determination of stockholders entitled to notice of the action by written consent. Pursuant to Rule 14c-2 under the Exchange Act, the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware can be made no sooner than 20 calendar days after the accompanying Information Statement is first mailed to the Company’s stockholders. Because the accompanying Information Statement is first being mailed to the Company’s stockholders on May 15, 2026, the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware may be made on or after June 4, 2026.

We encourage you to read the entire Information Statement carefully and thank you for your continued interest in the Company.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF INFORMATION STATEMENT

This Information Statement is being made available, beginning May 15, 2026, at our website www.bbgi.com. Stockholders may obtain, free of charge, a copy of the Information Statement by writing to Beasley Broadcast Group, Inc., Attn: Investor Relations, 3033 Riviera Drive, Suite 200, Naples, Florida 34103 or by calling (239) 263-5000. Please note that the information contained on our website is not incorporated by reference in, or considered to be part of, this Information Statement.

By Order of the Board of Directors,

Chris Ornelas

General Counsel and Secretary

Naples, Florida

May 15, 2026

3033 Riviera Drive

Suite 200

Naples, Florida 34103

(239) 263-5000

ABOUT THIS INFORMATION STATEMENT

This Information Statement is being furnished to the stockholders of Beasley Broadcast Group, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), in connection with the approval and adoption of certain amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) in the form attached hereto as Appendix A (the “Certificate of Amendment”), in connection with the Company’s entry into an Amended and Restated Transaction Support Agreement, dated as of April 27, 2026, by and among the Company and certain debtholders thereto (as may be amended, restated, supplemented, or otherwise modified from time to time, the “Transaction Support Agreement”), as approved by holders of a majority in voting power of the issued and outstanding shares of the Company’s Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”), and Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”, and, together with the Class A Common Stock, the “Common Stock”) by written consent in lieu of a meeting of stockholders pursuant to Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”) on May 1, 2026.

This Information Statement is first being provided on or about May 15, 2026 to stockholders of record of the Company as of May 13, 2026 (the “Record Date”) and is being delivered to inform you of the corporate actions described herein before they take effect in accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). You are urged to review this Information Statement for a more complete description of the Certificate of Amendment.

The Board of Directors of the Company (the “Board”) has unanimously determined that it is advisable and in the best interests of the Company and its stockholders to approve and file the Certificate of Amendment. Also, on May 1, 2026, certain stockholders affiliated with the Beasley family holding 55,967 shares of Class A Common Stock and 511,320 shares of Class B Common Stock, constituting approximately 56% of the voting power of the issued and outstanding Common Stock (together, the “Majority Stockholders”), acted by written consent (the “Stockholders’ Written Consent”) to approve and adopt the Certificate of Amendment.

Pursuant to Section 228 of the DGCL, we are required to provide prompt notice of the taking of corporate action by written consent to our stockholders as of the Record Date who have not consented in writing to such action and who would have been entitled to notice of the meeting if the action had been taken at a meeting and if the record date for the notice of the meeting were the Record Date. This Information Statement serves as the notice required by Section 228 of the DGCL.

No vote or other consent of our stockholders is solicited in connection with this Information Statement.

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF INFORMATION STATEMENT

We are using the internet as the primary means for furnishing this Information Statement to stockholders. Consequently, most stockholders will not receive paper copies of this Information Statement. We will instead send these stockholders a Notice of Internet Availability with instructions for accessing this Information

Statement online. The Notice of Internet Availability also provides information on how stockholders may obtain paper copies of this Information Statement if they so choose. We encourage stockholders to take advantage of the online availability of information statement materials, as we believe it helps in conserving natural resources and reduces our printing and mailing costs.

CERTIFICATE OF AMENDMENT

Overview

On May 1, 2026 (the “Closing Date”), the Board approved the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. The Certificate of Amendment was approved by the Board in connection with, and in compliance with, the requirements of the Transaction Support Agreement. The Majority Stockholders have delivered their written consent approving the Certificate of Amendment in lieu of a meeting of stockholders, in accordance with Section 228 of the DGCL.

Purpose and Effect of the Certificate of Amendment

The Certificate of Amendment implements certain governance and structural provisions required under the Transaction Support Agreement. Specifically, the Certificate of Amendment provides for (i) restrictions on the initiation of insolvency or similar proceedings by the Company or its affiliates without the requisite Board approval, including the affirmative vote of the director designated by the Initial 2L Supporting Holder (as defined in the Transaction Support Agreement), (ii) obligations with respect to the filing of certain applications with the Federal Communications Commission (the “FCC”), and (iii) mechanics governing the conversion of certain debt obligations into equity of the Company upon the occurrence of specified conditions. Each of these provisions is described in further detail below.

Bankruptcy and Insolvency Restriction; FCC Application Obligations

The Transaction Support Agreement requires that effective as of the Closing Date, neither the Company nor any of its affiliates may voluntarily commence, initiate, or file any case, proceeding, or petition under any federal, state, or foreign bankruptcy, insolvency, reorganization, receivership, or similar debtor-relief law (collectively, an “Insolvency Proceeding”) without the prior unanimous approval of the Board. Such unanimous approval must include the affirmative vote or written consent of the director designated by the Initial 2L Supporting Holder (the “Initial 2L Supporting Holder Director”), as defined in the Transaction Support Agreement. This provision is intended to ensure that any decision to pursue an Insolvency Proceeding is subject to meaningful oversight by the Board, including by the representative of the Initial 2L Supporting Holder, whose consent is required as a condition to any such filing.

In addition, the Certificate of Amendment requires the Company to file the applications required to be submitted to the FCC (the “FCC Applications”) as set forth in Section 8(m) of the Transaction Support Agreement. The filing of such FCC Applications is a condition to the consummation of the transactions contemplated by the Transaction Support Agreement and is necessary to obtain the regulatory approvals required in connection therewith.

Equity Conversion Mechanics

The Transaction Support Agreement further provides for the conversion of certain obligations into equity interests of the Company (the “Equity Conversion”) upon the terms and conditions set forth in the Transaction Support Agreement. The Equity Conversion shall occur upon delivery of a notice of conversion (a “Notice of Conversion,” as defined in the Transaction Support Agreement) on the date that is the later of the following:

(A) the earlier of: (x) December 31, 2027 (or, if applicable, the Springing Maturity Date, as defined in the Transaction Support Agreement), or (y) the occurrence of an event of default as described in Section 8(o) of the Transaction Support Agreement; or

(B) the date on which all required approvals from the FCC and any other applicable governmental or regulatory authorities have been obtained.

The inclusion of condition (B) above ensures compliance with applicable communications laws and regulations governing changes in ownership or control of FCC-licensed entities. Should FCC or other required approvals not have been obtained prior to the Notice of Conversion, the Equity Conversion shall be effectuated pursuant to and as set forth in Section 8(k) of the Transaction Support Agreement.

Board and Majority Stockholders Approval

The Board approved the Certificate of Amendment on the Closing Date as required by the Transaction Support Agreement. The Majority Stockholders thereafter delivered their written consent approving the Certificate of Amendment in accordance with Section 228 of the DGCL. Under Section 228 of the DGCL, any action that may be taken at a meeting of stockholders may be taken without a meeting, without prior notice, and without a vote if a consent or consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Because the Majority Stockholders have already delivered their written consent approving the Certificate of Amendment, no further vote or consent of the Company’s stockholders is required to authorize the filing of the Certificate of Amendment.

Effective Date of the Certificate of Amendment

The Board has approved the filing of the Certificate of Amendment as soon as practicable after the Definitive Information Statement (“DEF 14C”) is filed with the U.S. Securities and Exchange Commission (the “SEC”). The Certificate of Amendment is expected to become effective upon its filing with the Secretary of State of the State of Delaware on or about June 4, 2026 (the “Effective Date”), 20 calendar days after the filing date of the DEF 14C.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of May 13, 2026 by:

•	Each person who is known by the Company to own beneficially more than 5% of our Class A Common Stock or Class B Common Stock;

•	Each of the Company’s directors;

•	Each of the named executive officers; and

•	All executive officers and directors as a group.

Beneficial ownership of shares is determined under the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Each stockholder possesses sole voting and investment power with respect to the shares listed, unless otherwise noted. Shares of Class B Common Stock are convertible into shares of Class A Common Stock on a one-for-one basis at the option of the holder at any time and are all deemed outstanding for calculating the percentage of outstanding shares of the person holding those shares of Class B Common Stock but are not deemed outstanding for calculating the percentage of any other person. Shares of Class A Common Stock subject to options currently exercisable or exercisable within 60 days of May 13, 2026 are deemed outstanding for calculating the percentage of outstanding shares of the person holding those options but are not deemed outstanding for calculating the percentage of any other person. Restricted shares of Class A Common Stock that are currently vested or that will be vested within 60 days (but no other shares of restricted common stock) are deemed outstanding for calculating the percentage of outstanding shares of the person holding those shares of restricted stock. All restricted shares of Class A Common Stock currently outstanding, whether or not vested, are deemed outstanding for calculating the aggregate number of shares outstanding. The address of each beneficial owner, unless stated otherwise, is c/o Beasley Broadcast Group, 3033 Riviera Drive, Suite 200, Naples, Florida 34103.

	Common Stock
	Class A (1)			Class B
Name and Address of Beneficial Owner	Number of Shares		Percent of Class	Number of Shares		Percent of Class	Percent of Total Economic Interest (2)	Percent of Total Voting Power (3)
Caroline Beasley	34,668	(4)	3.6%	58,586	(5)	7.0%	5.2%	6.7%
Bruce G. Beasley	24,573	(6)	2.5	58,586	(7)	7.0	4.6	6.6
Brian E. Beasley	28,240	(8)	2.9	53,539	(9)	6.4	4.5	6.1
Peter A. Bordes, Jr.	30,116	(10)	3.1	—		—	1.7	*
Michael J. Fiorile	10,475		1.1	—		—	*	*
Gordon H. Smith	7,972		*	—		—	*	*
Entities affiliated with the Beasley family	112,855	(11)	11.6	511,320	(12)	61.4	34.6	56.2
GAMCO Investors, Inc.	83,654	(13)	8.6	—		—	4.6	*
Turning Rock Capital Partners, LP	72,557	(14)	7.5	—		—	4.0	*
Bradley C. Beasley	7,935	(15)	*	60,148	(16)	7.2	3.8	6.5
Robert E. Beasley	826	(17)	*	40,749	(18)	4.9	2.3	4.4
Stephen F. Lappert	47,934	(19)	4.9	—		—	2.7	*

All directors and executive officers as a group (7 persons)	253,794		26.1%	682,031		81.9%	51.8%	76.0%

*	Less than one percent.
(1)

For the purpose of calculating the percentage of Class A Common Stock held by each stockholder, the total number of shares of Class A Common Stock outstanding does not include the shares of Class A Common Stock issuable upon conversion of the outstanding shares of Class B Common Stock.

(2)

The percent of total economic interest for each beneficial owner is based on the number of shares beneficially owned of Class A Common Stock plus the number of shares beneficially owned of Class B Common Stock divided by the sum of (i) 973,170 shares of Class A Common Stock outstanding; (ii) 833,137 shares of Class B Common Stock outstanding; and (iii) if applicable, the number of shares of Class A Common Stock issuable upon exercise of options held by such person that are currently exercisable or will be exercisable before July 12, 2026.

(3)

The percent of total voting power for each beneficial owner is based on the number of shares beneficially owned of Class A Common Stock, which carry one vote per share, plus the number of shares beneficially owned of Class B Common Stock, which carry ten votes per share, multiplied by ten, divided by the sum of (i) 973,170 shares of Class A Common Stock outstanding; (ii) 833,137 shares of Class B Common Stock outstanding multiplied by ten to reflect the ten votes per share for Class B Common Stock; and (iii) if applicable, the number of Class A Common Stock issuable upon exercise of options held by such person that are currently exercisable or will be exercisable before July 12, 2026.

(4)	Includes (i) 34,572 shares held by the beneficial owner; and (ii) 96 shares held by the George G. Beasley Trust f/b/o Barbara Caroline Beasley u/a/d 6/2/21.
(5)

Includes (i) 27,664 shares held by the Barbara Caroline Beasley Revocable Trust dated April 14, 1998; (ii) 24,788 shares held by the George G. Beasley Trust f/b/o Barbara Caroline Beasley u/a/d 12/9/08; and (iii) 6,134 shares held by the George G. Beasley Trust f/b/o Barbara Caroline Beasley u/a/d 6/2/21.

(6)	Includes (i) 24,477 shares held by the beneficial owner; and (ii) 96 shares held by the George G. Beasley Trust f/b/o Bruce G. Beasley u/a/d 6/2/21.
(7)

Includes (i) 27,664 shares held by the Bruce G. Beasley Revocable Trust dated June 19, 2006; (ii) 24,788 shares held by the George G. Beasley Trust f/b/o Bruce G. Beasley u/a/d 12/9/08; and (iii) 6,134 shares held by the George G. Beasley Trust f/b/o Bruce G. Beasley u/a/d 6/2/21.

(8)

Includes (i) 27,464 shares held by the beneficial owner; (ii) 96 shares held by the George G. Beasley Trust f/b/o Brian E. Beasley u/a/d 6/2/21; and (iii) 680 shares held by the beneficial owner’s children.

(9)

Includes (i) 9,827 shares held by the Brian E. Beasley Revocable Trust dated June 17, 2003; (ii) 37,578 shares held by the George G. Beasley Trust f/b/o Brian E. Beasley u/a/d 12/9/08; and (iii) 6,134 shares held by the George G. Beasley Trust f/b/o Brian E. Beasley u/a/d 6/2/21.

(10)

Includes (i) 5,628 shares of Class A Common Stock owned of record by Mr. Bordes; and (ii) 24,488 shares of Class A Common Stock owned of record by the Peter A. Bordes, Jr. 2009 Gift Trust (the “Gift Trust”), of which Mr. Bordes is co-trustee.

(11)

Includes: (i) 56,864 shares of Class A Common Stock held of record by Beasley Family Towers, LLC; (ii) 53,580 shares of Class A Common Stock held of record by GGB Family Limited Partnership; (iii) 2,387 shares of Class A Common Stock held of record by GGB II Family Limited Partnership; and (iv) 24 shares of Class A Common Stock held of record by GGB Family Enterprises, Inc. GGB Family Enterprises, Inc. is the general partner of each of GGB Family Limited Partnership and GGB II Family Limited Partnership. GGB Family Enterprises, Inc. is controlled by five trusts that are in turn controlled by Caroline Beasley, Bruce G. Beasley, Brian E. Beasley, Bradley C. Beasley and Robert E. Beasley. Each of them disclaims beneficial ownership of the securities held of record by Beasley Family Towers, LLC, GGB Family Enterprises, Inc., GGB Family Limited Partnership, and GGB II Family Limited Partnership.

(12)

Includes (i) 16,609 shares of Class B Common Stock held of record by GGB Family Limited Partnership; and (ii) 494,711 shares of Class B Common Stock held of record by GGB II Family Limited Partnership. GGB Family Enterprises, Inc. is the general partner of each of GGB Family Limited Partnership and GGB II Family Limited Partnership. GGB Family Enterprises, Inc. is controlled by five trusts that are in turn controlled by Caroline Beasley, Bruce G. Beasley, Brian E. Beasley, Bradley C. Beasley and Robert E. Beasley. Each of them disclaims beneficial ownership of the securities held of record by Beasley Family Towers, LLC, GGB Family Enterprises, Inc., GGB Family Limited Partnership, and GGB II Family Limited Partnership.

(13)

Includes (i) 21,500 shares held by Gabelli Funds, LLC; (ii) 54,954 shares held by GAMCO Asset Management, Inc.; (iii) 5,000 shares held by Gabelli Foundation, Inc. and (iv) 2,200 shares held by Teton Advisors, Inc. The information presented is based on a Schedule 13D/A filed with the SEC on November 12, 2025 by GAMCO Investors, Inc. The business address for GAMCO Investors, Inc. is One Corporate Center, Rye, NY 10580.

(14)

Includes 72,557 shares held by Turning Rock Capital Partners, LP. The information presented is based on a Schedule 13G filed with the SEC on April 17, 2026 by Turning Rock Capital Partners, LP. The business address for Turning Rock Capital Partners, LP is 6818 Stonesthrow Cir N #12201 Saint Petersburg, FL 33710.

(15)

Includes (i) 3,923 shares held by the beneficial owner; (ii) 3,211 shares held by the Bradley C. Beasley Revocable Trust dated July 13, 1999; (iii) 96 shares held by the George G. Beasley Trust f/b/o Bradley C. Beasley u/a/d 6/2/21 and (iv) 705 shares held by the beneficial owner’s children.

(16)

Includes (i) 29,226 shares held by the Bradley C. Beasley Revocable Trust dated July 13, 1999; (ii) 24,788 shares held by the George G. Beasley Trust f/b/o Bradley C. Beasley u/a/d 12/9/08; and (iii) 6,134 shares held by the George G. Beasley Trust f/b/o Bradley C. Beasley u/a/d 6/2/21.

(17)	Includes (i) 96 shares held by the George G. Beasley Trust f/b/o Robert E. Beasley u/a/d 6/2/21; and (ii) 730 shares held by the beneficial owner’s children.
(18)

Includes (i) 29,226 shares held by the Robert E. Beasley Revocable Trust dated August 20, 2004, (ii) 24,788 shares held by the George G. Beasley Trust f/b/o Robert E. Beasley u/a/d 12/9/08; and (iii) 6,134 shares held by the George G. Beasley Trust f/b/o Robert E. Beasley u/a/d 6/2/21.

(19)

Includes (i) 24,488 shares of Class A Common Stock owned of record by the Gift Trust; and (ii) an aggregate of 23,446 shares of Class A Common Stock owned of record by two Grantor Retained Annuity Trusts (“GRATs”) in the name of Lee Bordes (the “Lee Bordes GRATs”), of which Ms. Bordes is co-trustee. Mr. Lappert is co-trustee of the Gift Trust and each of the Lee Bordes GRATs. The business address for each of Stephen F. Lappert, the Lee Bordes GRATs and the Gift Trust is c/o Carter Ledyard & Millburn LLP, Two Wall Street, New York, NY 10005. The information presented is based on a Schedule 13D/A filed by them with the SEC on July 30, 2018.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements in addition to historical information. When used in this Information Statement, the words “can,” “will,” “intends,” “expects,” “believes,” similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. All statements that address activities, events or developments that the Company intends, expects or believes may occur in the future are forward-looking statements. Forward-looking statements, by their nature, address matters that are, to different degrees, uncertain. Key risks are described in the Company’s reports filed with the SEC, including its annual report on Form 10-K and quarterly reports on Form 10-Q. Readers should note that forward-looking statements are subject to change and to inherent risks and uncertainties and may be impacted by several factors, including:

•	the ability of the Company to comply with the continued listing standards of Nasdaq, remain listed on Nasdaq, and make periodic filings with the SEC;

•	risks from health epidemics, natural disasters, terrorism, and other catastrophic events;

•	external economic forces and conditions that could have a material adverse impact on the Company’s advertising revenues and results of operations;

•	adverse effects of inflation;

•	the ability of the Company’s stations to compete effectively in their respective markets for advertising revenues;

•	the ability of the Company to develop compelling and differentiated digital content, products and services;

•	audience acceptance of the Company’s content, particularly its audio programs;

•	the ability of the Company to adapt or respond to changes in technology, standards and services that affect the audio industry;

•	the Company’s dependence on federally issued licenses subject to extensive federal regulation;

•	actions by the FCC or new legislation affecting the audio industry;

•	increases to royalties the Company pays to copyright owners or the adoption of legislation requiring royalties to be paid to record labels and recording artists;

•	the Company’s dependence on selected market clusters of stations for a material portion of its net revenue;

•	credit risk on the Company’s accounts receivable;

•	the risk that the Company’s FCC licenses could become impaired;

•	the Company’s substantial debt levels and the potential effect of restrictive debt covenants on the Company’s operational flexibility and ability to pay dividends;

•	risks related to the 2027 PIK Notes (as defined in the Transaction Support Agreement);

•	impacts to the value of collateral assets;

•	the potential effects of hurricanes, extreme weather and other climate change conditions on the Company’s corporate offices and stations;

•	the failure or destruction of the internet, satellite systems and transmitter facilities that the Company depends upon to distribute its programming;

•	modifications or interruptions of the Company’s information technology infrastructure and information systems;

•	the loss of key executives and other key employees;

•	the Company’s ability to identify, consummate and integrate acquired businesses and stations;

•	the fact that the Company is controlled by the Beasley family, which creates difficulties for any attempt to gain control of the Company; and

•	other economic, business, competitive, and regulatory factors affecting the businesses of the Company, as discussed in more detail in the Company’s filings with the SEC.

EXPENSE OF INFORMATION STATEMENT

The Company will pay all costs associated with the distribution of the Information Statement, including the costs of printing and mailing, and all documents that now accompany or may after supplementing it. The Company has asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

MISCELLANEOUS

We file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information with the SEC. You may obtain such SEC filings from the SEC’s website at http://www.sec.gov. You can also read and copy these materials at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.

OTHER MATTERS

No matters other than those discussed in this Information Statement are contained in the written consent signed by the Majority Stockholders. No security holder has requested the Company to include any proposal in this Information Statement.

By Order of the Board of Directors

Chris Ornelas,
General Counsel and Secretary
Dated: May 15, 2026
Naples, Florida

Appendix A

CERTIFICATE OF AMENDMENT

TO

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

BEASLEY BROADCAST GROUP, INC.

Exhibit A

CERTIFICATE OF AMENDMENT

TO

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

BEASLEY BROADCAST GROUP, INC.

Pursuant to Section 242

of the General Corporation Law of the State of Delaware

Beasley Broadcast Group, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1. Article VI of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended to add the following new Section 6.3, Section 6.4 and Section 6.5 immediately following the existing Section 6.2.

“Section 6.3. The Corporation shall not, and shall not authorize or permit any of its affiliates to, initiate any insolvency or similar proceeding, including, without limitation, any bankruptcy filing of the Corporation or its affiliates, without the unanimous approval of the Board of Directors, which shall for the avoidance of doubt include the approval of the Initial 2L Supporting Holder Director (or any successor Independent 2L Director so selected). Promptly following the filing of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, the Corporation shall file the required FCC Applications as set forth in Section 8(m) of the Transaction Support Agreement.

Section 6.4. Upon receipt by the Corporation of a Notice of Conversion delivered in accordance with the Transaction Support Agreement, the Corporation shall effect the Equity Conversion by issuing shares of its Class A Common Stock and Class B Common Stock to the holders entitled thereto pursuant to Section 8(k) of the Transaction Support Agreement, effective on the date that is the later of (A) the earlier of (x) December 31, 2027 (or the Springing Maturity Date, as applicable) or (y) the date on which an Event of Default has occurred and is continuing as determined in accordance with Section 8(o) of the Transaction Support Agreement, or (B) the date on which all required approvals of the Federal Communications Commission and all other required governmental or regulatory approvals in connection with the Equity Conversion have been duly obtained and remain in full force and effect.

Section 6.5. Capitalized terms used but not defined in Section 6.3 and Section 6.4 of the Amended and Restated Certificate of Incorporation shall have the meanings ascribed to them in the Amended and Restated Transaction Support Agreement, dated as of April 27, 2026, by and among the Corporation and the other persons and entities party thereto (the “Transaction Support Agreement”), a copy of which is on file with the books and records of the Corporation.”

2. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware, with the stockholders acting by consent in lieu of a meeting in accordance with Section 228 of the General Corporation Law of the State of Delaware.

3. This Certificate of Amendment, and the amendment contemplated hereby, shall be effective on [ ● ], 2026 at 11:59 p.m. Eastern Time.

[Signature Page Follows]

IN WITNESS WHEREOF, said Beasley Broadcast Group, Inc. has caused this Certificate of Amendment to be signed by its undersigned duly authorized officer on this     day of [ ● ], 2026.

BEASLEY BROADCAST GROUP, INC.

By:
Name:	Caroline Beasley
Title:	Chief Executive Officer